UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2022

ASSERTIO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-39294	85-0598378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Saunders Road, Suite 300, Lake Forest, IL 60045
(Address of Principal Executive Offices; Zip Code)

(224) 419-7106
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2022, Assertio Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2022.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting on May 4, 2022 to consider and vote on the following proposals: (i) the election of five directors to hold office until the 2023 Annual Meeting of Stockholders (Proposal 1); (ii) to approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan, including an increase in the number of shares available for issuance thereunder (Proposal 2); (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 3); and (iv) to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022 (Proposal 4).

A summary of the final voting results for each of the four matters voted upon by the stockholders at the 2022 Annual Meeting is set forth below.

Proposal 1: The stockholders of the Company elected each of the five nominees to serve on the Board of Directors for a term to expire at the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The votes on Proposal 1 were as follows:

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Heather L. Mason	12,305,568	467,304	138,612	12,164,804
William T. McKee	12,227,770	535,589	148,125	12,164,804
Daniel A. Peisert	12,500,124	269,884	141,476	12,164,804
Peter D. Staple	12,444,964	324,803	141,717	12,164,804
James L. Tyree	12,447,349	322,837	141,298	12,164,804

Proposal 2: The stockholders of the Company approved an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan, including an increase in the number of shares available for issuance thereunder. The votes on Proposal 2 were as follows:

Votes For	9,461,540
Votes Against	3,348,722
Abstentions	101,222
Broker Non-Votes	12,164,804

Proposal 3: The stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes on Proposal 3 were as follows:

Votes For	11,920,778
Votes Against	862,998
Abstentions	127,708
Broker Non-Votes	12,164,804

Proposal 4: The stockholders of the Company ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The votes on Proposal 4 were as follows:

Votes For	24,623,634
Votes Against	117,912
Abstentions	334,742

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Assertio Holdings, Inc. Press Release issued on May 9, 2022

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO HOLDINGS, INC.

Date: May 9, 2021	By:	/s/ Daniel A. Peisert
Daniel A. Peisert
President and Chief Executive Officer